Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Santander Consumer USA Inc.

1601 Elm Street, Suite 800

Dallas, Texas 75201

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Santander Consumer USA Inc. (the “Company”) and J.P. Morgan Securities LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile leases in connection with the proposed offering of Santander Retail Auto Lease Trust 2017-A.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Lease File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 3, 2017, at the instruction of the Company, we accessed the “Company Website” (https://portal.santanderpartners.com) and obtained a computer-generated automobile lease data file and related record layout containing data, as represented to us by the Company, as of September 30, 2017, with respect to 45,285 automobile receivables (the “Statistical Lease File”).

At the Company’s instruction, we randomly selected 150 automobile leases (the “Sample Leases”) from the Statistical Lease File and performed certain comparisons and recomputations for each of the Sample Leases relating to the automobile lease characteristics (the “Characteristics”) set forth on the Statistical Lease File and indicated below.

Characteristics

1.      Vehicle identification number (“VIN”)

2.      Lease commencement date (month and year)

3.      Last payment date (month and year)

4.      Original term to maturity

5.      Monthly lease payment

6.      Model type (new/used)

7.      Vehicle make

8.      Vehicle model

9. Model year 10. State 11. Contract residual 12. Contract date 13. Money rate 14. Remaining term to maturity 15. ALG Amount 16. Obligor FICO score

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 1. through 12. to the corresponding information set forth on or derived from the “Lease Agreement” and to the Company’s servicing system (the “Servicing System”).

We compared Characteristics 13. and 14. to the corresponding information set forth on the Servicing System.

We compared Characteristic 15. to the corresponding information set forth on a query (the “ALG Query”), provided to us by the Company on October 6, 2017, from the Company’s origination system (the “Origination System”).

We compared Characteristic 16. to the corresponding information set forth on a query (the “FICO Score Query”), provided to us by the Company on a October 5, 2017, from the Company’s credit system (the “Credit System”).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guarantee of Title, Notice of Lien, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicle Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling, Application for Assignment for “E” Dealers, Lien Receipt, Notice of Security Interest, Lien and Title Information Title Report, Affidavit & Notification of Sale of Motor Vehicle or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 4. and 14., differences of one month are deemed to be “in agreement;”

•	with respect to Characteristic 6., a model type of (i) “new” as indicated on the Lease Agreement is deemed to be “in agreement” with a “1” as indicated on the Statistical Lease File and (ii) “used” as indicated on the Lease Agreement is deemed to be “in agreement” with a “0” as indicated on the Statistical Lease File;

•	with respect to Characteristic 8., a vehicle model of “Pacifica” as indicated on the Lease Agreement is deemed to be “in agreement” with “Town & Country” as indicated on the Statistical Lease File; and

•	with respect to Characteristic 12., differences of 30 days or less are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Leases, we will observe the existence of the following (collectively, the “Additional Source Documents”):

•	a Title Certificate (as defined above);

•	the security interest of CCAP Auto Lease Ltd. is annotated on the Title Certificate; and

•	a Credit Application, a Credit Application Status Report (from the Servicing System) or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report, for those Sample Leases originated by the Company or Chrysler Capital, with the exception of certain leases originated receivables on a specified platform, as indicated by representatives of the Company,

•	the Consumer Leasing Disclosure Statement; and

•	the Agreement to Provide Insurance, Gap Waiver Addendum or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”) for those Sample Leases not having system generated insurance verifications, each as indicated by representatives of the Company.

The automobile lease documents described above, including any information obtained from the indicated systems and the FICO Score Query and ALG Query, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Lease File were found to be in agreement with the above mentioned Lease Documents, except as described in Appendix A. Supplemental information is contained on Appendix B and Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile leases underlying the Statistical Lease File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 6, 2017

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 6, 2017.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference for monthly lease payment.

2	Two differences for obligor FICO score.

3	Unable to ascertain the model type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 6, 2017

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Lease number	Characteristic	Characteristic set forth on Statistical Lease File	Characteristic set forth on the Lease Agreement

1	91571674	Monthly lease payment	$316.30	$339.99

Exception Description Number	Sample Lease number	Characteristic	Characteristic set forth on Statistical Lease File	Characteristic set forth on the FICO Score Query

2	85095174	Obligor FICO score	621	614

2	92474527	Obligor FICO score	643	642

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 6, 2017.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to ascertain the model type from the Lease Agreement for the following Sample Lease:

Exception Description Number	Sample Lease number	Characteristic not verified

3	89191653	Model type

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.